This promissory note has not been registered under the Securities Act of 1933, as amended, or registered or qualified under applicable state securities laws. Graphite Technology Group, Inc. is not required to give effect to any transfer of this promissory note unless (1) there is an effective registration statement under the Securities Act with respect to this promissory note and this promissory note is registered or qualified under applicable state securities laws, or (2) the holder of the promissory note provides to Graphite Technology Group, Inc. an opinion of counsel reasonably acceptable to Graphite Technology Group, Inc. to the effect that the transfer may be made without registration under the Securities Act and applicable state securities laws.


                              12 % PROMISSORY NOTE


$750,000                                                       December 26, 2005

      For value received, GRAPHITE TECHNOLOGY GROUP, INC., a Delaware corporation ("Graphite"), hereby promises to pay to the order of BPK Resources, Inc. (the "Holder") the amount of Seven Hundred and Fifty Thousand Dollars ($750,000) in accordance with the following terms:

      1. Payment of Amount Owed; Security. Graphite shall pay the Holder the principal amount of this note and all accrued interest on or before March 31, 2006. This note shall be secured by all of the assets held by Graphite, as evidenced by that certain Security Agreement by and between Graphite and Holder dated the date hereof;

      2. Payment of Interest. Interest will accrue on the unpaid principal amount of this note at an annual rate of 12%. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

      3. Stock Options. In the event Graphite determines not to further pursue the proposed business combination with the Holder, the Holder shall have the option to purchase for $750,000 at any time prior to December 31, 2008 such number of shares of Graphite's common stock as shall equal ten percent (10%) of Graphite's then outstanding common stock calculated on a fully diluted basis (including all outstanding options, warrants and other securities or rights convertible or exchangeable into the common stock) as evidenced by that certain Option Agreement by and between Graphite and Holder dated the date hereof. The number of shares of stock of Graphite covered by this option, the option price and other relevant provisions shall be appropriately adjusted in the event of a stock dividend, recapitalization, forward stock split, reverse stock split or other similar corporate transaction in order to prevent dilution or enlargement of benefits intended to be made available hereby. In case Graphite issues any shares of its common stock between the date hereof and the date of the exercise of such option, or issues any option, warrant, convertible security or other right to purchase or acquire its securities between the date hereof and the date of the exercise of the option, then the option to purchase provided for in this paragraph 3 shall be adjusted downward in price and upward in amount, on a "full-ratchet" basis, based on the price of the securities so issued.

      4. Representations and Negative Covenants. Graphite represents and warrants to Holder that: (i) it has duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates by or of all third parties to any existing agreements or instruments by which Graphite or any of the properties or assets of Graphite is or may be bound, which are required for the execution, delivery and performance of this Note, the Security Agreement, or Option Agreement, and the consummation of the transactions contemplated hereby or thereby, as applicable, and of or by all governmental authorities and non-governmental administrative or regulatory agencies having jurisdiction over Graphite, its assets or properties, this Note, the Security Agreement or Option Agreement, the Pledged Collateral (as that term is defined in the Pledge Agreement), which are required for the execution, delivery and performance of this Note, the Security Agreement or Option Agreement and the consummation of the transactions contemplated hereby or thereby, as applicable; and (ii) neither the execution and delivery of this Note, the Security Agreement or Option Agreement by Graphite nor the performance by Graphite of its obligations hereunder or thereunder as applicable, will: (A) conflict with Graphites's certificate of incorporation or bylaws; (B) violate any statute, law, ordinance, rule or regulation, applicable to Graphite or any of the properties or assets of Graphite; or (C) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Graphite, or result in the creation or imposition of any lien upon any properties, assets or business of Graphite under, any contract or any order, judgment or decree to which Graphite is a party or by which it or any of its assets or properties is bound or encumbered. Until the full outstanding principal amount and all accrued interest due hereunder is paid in full, Graphite will not, without the prior written consent of the Holder, merge with, or sell substantially all its assets to, any individual or entity other than the Holder, sell any material amount of its assets to any individual or entity, issue any shares of its capital stock or options, warrants or other securities convertible or exchangeable into shares of its capital stock, declare or pay any dividend, incur any debt other than trade debt incurred in the ordinary course of business and consistent with past practice or the contemplated $625,000 Commonwealth of Pennsylvania DCED financing, or increase any salaries or bonuses payable to any of its officers or key employees.

      5. Method of Payment. Graphite shall pay amounts due under this note by wire transfer of immediately available funds to an account designated by the Holder in a written notice to Graphite. All payments must be in such currency as is then legal tender for payment of public and private debts in the United States of America. All amounts paid will be applied first to accrued, unpaid interest on this note and the balance, if any, will be applied to reducing the principal amount of this note.

      6. Prepayment. Graphite may prepay this note in whole or in part at any time without premium or penalty.

      7. Events of Default.

            The occurrence of one or more of the following events (an "Event of Default") will cause Graphite to be in default under this note:

                  Graphite fails to timely make the payment due under section 1. of this note or breaches any other obligation contained in this note;

                  Graphite breaches any of its negative covenants set forth in section 4 of this note; or
                  there occurs an Event of Insolvency (as hereinafter defined).

            As used in this note, an "Event of Insolvency" means any of the following:

                  the initiation by Graphite of proceedings under the United States Bankruptcy Code, or any other applicable U.S. federal or state law or any applicable foreign law seeking an order for relief;

                  the consent of Graphite to the institution of bankruptcy or insolvency proceedings against it;

                  the filing by Graphite of a petition seeking reorganization or release under the Federal Bankruptcy Reform Act or any other applicable U.S. federal or state law or applicable foreign law, or the consent by Graphite to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Graphite or of any substantial part of the property of Graphite;

                  the making by Graphite of an assignment for the benefit of creditors; and

                  the entry of a decree or order by a court having jurisdiction adjudging Graphite bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Graphite under the U.S. Bankruptcy Code or any other applicable U.S. federal or state law or any applicable foreign law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Graphite or of any substantial part of the property of Graphite, or ordering the winding up or liquidation of the affairs of Graphite, and (A) Graphite consents to that decree or order or (B) that decree or order remains unstayed and in effect for more than 60 consecutive days.

      8. Acceleration. Upon occurrence of an Event of Default, the Holder may, in the Holder's sole discretion, by notice to Graphite declare the entire unpaid principal amount of this note, all interest accrued and unpaid thereon, and all other amounts payable hereunder to be forthwith due and payable, whereupon this note and all such other amounts will become immediately due and payable.

      9. Expenses. Graphite shall pay all reasonable expenses incurred by the Holder in connection with collection and enforcement of this note, including without limitation reasonable attorneys' fees and costs.

      10. Waiver of Presentment. Graphite hereby waives presentment, notice of demand for payment, protest, notice of dishonor, and any other notice of any kind with respect to this note.

      11. Waiver of Rights. Neither delay on the part of the Holder in exercising any of the Holder's rights nor any partial or single exercise of any of those rights constitutes a waiver thereof or of any other right, and no waiver on the part of the Holder of any of the Holder's rights constitutes a waiver of any other right.

      12. Amendment. This note may only be amended, waived, discharged, or terminated by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge, or termination is sought.

      13. Successors and Assigns. This note is binding on Graphite and its successors and assigns, and inures to the benefit of the Holder and the Holder's heirs, executors, successors, and assigns.

      14. Governing Law. The laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws, govern all matters arising under this note, including without limitation all tort claims.

      15. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST GRAPHITE. IN GRANTING THIS WARRANT OF AUTHORITY TO CONFESS JUDGMENT AGAINST GRAPHITE, GRAPHITE HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND ON THE ADVICE OF SEPARATE COUNSEL OF GRAPHITE, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS GRAPHITE HAS OR MAY HAVE TO PRIOR NOTICE, EXCEPT AS OTHERWISE PROVIDED HEREIN, AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.



      GRAPHITE IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR FOR GRAPHITE AT ANY TIME AFTER DEFAULT UNDER THIS NOTE IN ANY ACTION BROUGHT AGAINST GRAPHITE ON THIS NOTE AT THE SUIT OF HOLDER, AS OF SUCH TERM, AND IN THAT ACTION TO CONFESS OR ENTER JUDGMENT AGAINST GRAPHITE FOR THE ENTIRE UNPAID PRINCIPAL OF THIS NOTE AND ALL OTHER SUMS PAID BY HOLDER TO OR ON BEHALF OF GRAPHITE PURSUANT TO THE TERMS OF THIS NOTE, AND ALL INTEREST ACCRUED ON THOSE AMOUNTS, TOGETHER WITH COSTS OF SUIT, ATTORNEYS' COMMISSION FOR COLLECTION OF FIVE PERCENT (5%) OF THE TOTAL AMOUNT THEN DUE BY GRAPHITE TO HOLDER, TOGETHER WITH INTEREST ON ANY JUDGMENT OBTAINED BY HOLDER AT THE RATE OF INTEREST SPECIFIED IN THE NOTE AFTER DEFAULT, INCLUDING INTEREST AT THAT RATE FROM AND AFTER ANY SHERIFF'S OR JUDICIAL SALE UNTIL ACTUAL PAYMENT IS MADE TO HOLDER OF THE FULL AMOUNT DUE HOLDER; AND FOR SO DOING THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF IT BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE.

      Graphite is executing this note on the date stated at the top of this note.


                                               GRAPHITE TECHNOLOGY GROUP, INC.



                                               By: /s/ James E. Olive
                                                  ------------------------------
                                                        James E. Olive
                                                        President